UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Heather B. Redman and Erin S. Enright to the Board of Directors

On January 14, 2022, the board of directors (the “Board”) of Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (the “Company”), expanded its size from five to six directors and appointed Heather B. Redman and Erin S. Enright as new directors with immediate effect to fill the existing vacancy on the Board and the new vacancy resulting from the increase in the Board’s size. Each of Ms. Redman and Ms. Enright will serve as a member of the Board until the Company’s 2022 annual meeting of stockholders and until her successor is duly elected or appointed and qualified or her earlier death, resignation, retirement, disqualification or removal. The Board appointed Ms. Redman to serve as a member of the Compensation Committee and the Nominating and Corporate Governance Committee, and the Board appointed Ms. Enright to serve as the Chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee.

Ms. Redman has served as a Managing Partner of Flying Fish Partners, a venture capital firm investing in early-stage artificial intelligence companies, since 2016. Ms. Redman is a director and a member of the Audit and Finance Committees of PPL Corporation (NYSE: PPL), an energy company. From 2014 to 2017, she served as Vice President of Business Operations and General Counsel of Indix Corporation, a big data artificial intelligence firm. Ms. Redman was a Principal and Senior Vice President of Summit Power Group, a developer of large-scale energy products, from 2001 to 2014. Ms. Redman holds a B.A. in English and Russian from Reed College and a J.D. from Stanford Law School.

Ms. Enright has served as a Managing Member of Prettybrook Partners LLC, a family office dedicated to investing in healthcare companies, since 2012. She previously served as President and owner of Lee Medical Corporation, a medical device manufacturer, from 2004 to 2013 and as Chief Financial Officer of InfuSystem Holdings, Inc. (NYSE American: INFU), a provider of infusion pumps and related services, from 2005 to 2007. From 1993 to 2003 Ms. Enright was with Citigroup, where she was a Managing Director in its Equity Capital Markets group. Ms. Enright has been a director, the Chairman, the Chair of the Nominating and Governance Committee, and a member of the Audit and Compensation Committees of Dynatronics Corporation (NASDAQ: DYNT), a medical device company, since June 2015, and a director, the Chair of the Investment Committee and a member of the Audit Committee of Medical Facilities Corporation (TSX: DR), owner of a diverse portfolio of surgical facilities in the United States since November 2018. Ms. Enright holds an A.B. in Public and International Affairs from the School of Public and International Affairs at Princeton University and a J.D. from the University of Chicago Law School.

There are no arrangements or understandings between either of Ms. Redman or Ms. Enright and any other person pursuant to which either of Ms. Redman and Ms. Enright was appointed as a director of the Company. The Board has determined that each of Ms. Redman and Ms. Enright is independent under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market.

There are no family relationships between either of Ms. Redman or Ms. Enright and any of the Company’s existing directors or executive officers.  Since the beginning of Company’s last fiscal year, the Company has not engaged in any transaction, or any currently proposed transaction, in which either of Ms. Redman or Ms. Enright had or will have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Each of Ms. Redman and Ms. Enright will participate in the standard non-employee director compensation arrangements described below under “Board of Directors Compensation Structure” and, pursuant to the new policy for newly elected directors, upon their respective appointments to the Board, each of Ms. Redman and Ms. Enright received a grant under the Company’s Restated 2020 Stock Incentive Plan (the “2020 Plan”) of a non‑qualified stock option to acquire 67,000 shares of the Company’s common stock, par value $0.005 per share (“Common Stock”), which option has an exercise price equal to the fair market value per share of Common Stock, as determined under the 2020 Plan, and, subject to continued service on the Board, vests in an initial installment of 22,336 shares on the first anniversary of the grant date and subsequent monthly installments of 1,861 through the three-year anniversary of the grant date. The Company also expects to enter into its standard director indemnification agreement with each of Ms. Redman and Ms. Enright, a form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 16, 2021.

Board of Directors Compensation Structure

As described in the table below, on July 6, 2021, the Board approved a new cash retainer compensation program for non-employee directors and, on December 8, 2021, the Board’s Compensation Committee approved a new equity compensation program for non-employee directors.

Compensation Element	Amount
Annual Board Member Compensation	Cash paid in quarterly installments or upon the effective date of an earlier resignation of the non-employee director: • Board Member: $40,000 • Board Chair: $70,000
Committee Member Retainers
Cash paid in quarterly installments or upon the effective date of an earlier resignation of the non-employee director:
•          Audit Committee: $7,500
•          Compensation Committee: $5,000
•          Nominating/Governance Committee: $4,000

Leadership Supplemental Retainer
Cash paid in quarterly installments or upon the effective date of an earlier resignation of the non-employee director:
•          Audit Committee Chair: $15,000
•          Compensation Committee Chair: $10,000
•          Nominating/Governance Committee Chair: $8,000

New Director Equity Award (outside directors)
Option for 67,000 shares of Common Stock, which option shall have an exercise price equal to the fair market value per share of Common Stock, as determined under the 2020 Plan, and, subject to continued service on the Board, vest in an initial installment of 22,336 shares on the first anniversary of the grant date and subsequent monthly installments of 1,861 through the three-year anniversary of the grant date.

The Board and the Board’s Compensation Committee designed the Company’s non-employee director compensation program to reward directors for their contributions to the Company’s success, align the director compensation program with stockholder interests, and provide competitive compensation necessary to attract and retain high quality non-employee directors. The Board’s Compensation Committee expects to review director compensation periodically to ensure that director compensation remains competitive such that the Company can recruit and retain qualified directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brooklyn ImmunoTherapeutics, Inc.

Dated: January 20, 2022	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President